Exhibit 99.2

Preliminary Copy

COMMUNITY FINANCIAL SHARES, INC.

COMMUNITY FINANCIAL SHARES, INC.
ATTN: CHRISTOPHER P. BARTON
357 ROOSEVELT ROAD
GLEN ELLYN, IL 60137

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91983-TBD — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

COMMUNITY FINANCIAL SHARES, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	A proposal to approve the agreement and plan of merger, dated as of March 2, 2015, among Wintrust Financial Corporation, Wintrust Merger Sub LLC and Community Financial Shares, Inc. and the transactions contemplated by the merger agreement, including the merger. Note: The approval of this Proposal 1 is conditioned upon the approval of Proposals 2, 3 and 4 below.	☐	☐	☐
2.	A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series C Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger.	☐	☐	☐
3.	A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series D Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger.	☐	☐	☐
4.	A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series E Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger.	☐	☐	☐
5.	A proposal to approve, on a non-binding, advisory basis, merger-related compensation arrangements with Community Financial Shares, Inc.'s named executive officers.	☐	☐	☐
6.	A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger agreement, the merger and the other transactions contemplated by the merger agreement and the amendments to the articles supplementary to the articles of incorporation providing for, among other matters, the preferred stock conversion.	☐	☐	☐

The Company's Board of Directors recommends that you vote "FOR" each of the proposals set forth above. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. These shares cannot be voted by the proxies unless you vote via the Internet or telephone, or sign, date and return this card.

The proxies named above are authorized to vote in their discretion with respect to others matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting.

When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. **If no direction is made, the shares will be voted "FOR" each of the proposals set forth above.**

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

M91984-TBD COMMON COMMUNITY FINANCIAL SHARES, INC. Special Meeting of Stockholders [TBD], 2015, [TBD] This proxy is solicited by the Board of Directors The undersigned hereby appoints [TBD], and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to attend the Special Meeting of Stockholders (the "Special Meeting") of COMMUNITY FINANCIAL SHARES, INC. (the "Company") to be held at [TBD], local time, on [TBD], at [TBD], and at any postponement or adjournment thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting. Continued and to be signed on reverse side

Preliminary Copy

COMMUNITY FINANCIAL SHARES, INC.

COMMUNITY FINANCIAL SHARES, INC.
ATTN: CHRISTOPHER P. BARTON
357 ROOSEVELT ROAD
GLEN ELLYN, IL 60137

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M91985-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMMUNITY FINANCIAL SHARES, INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	A proposal to approve the agreement and plan of merger, dated as of March 2, 2015, among Wintrust Financial Corporation, Wintrust Merger Sub LLC and Community Financial Shares, Inc. and the transactions contemplated by the merger agreement, including the merger. Note: The approval of this Proposal 1 is conditioned upon the approval of Proposals 2, 3 and 4 below.	☐	☐	☐
2.	A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series C Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger.	☐	☐	☐
3.	A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series D Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger.	☐	☐	☐
4.	A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series E Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger.	☐	☐	☐
5.	A proposal to approve, on a non-binding, advisory basis, merger-related compensation arrangements with Community Financial Shares, Inc.'s named executive officers.	☐	☐	☐
6.	A proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger agreement, the merger and the other transactions contemplated by the merger agreement and the amendments to the articles supplementary to the articles of incorporation providing for, among other matters, the preferred stock conversion.	☐	☐	☐

The Company's Board of Directors recommends that you vote "FOR" each of the proposals set forth above. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. These shares cannot be voted by the proxies unless you vote via the Internet or telephone, or sign, date and return this card.

The proxies named above are authorized to vote in their discretion with respect to others matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting.

When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. **If no direction is made, the shares will be voted "FOR" each of the proposals set forth above.**

NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

M91986-TBD PREFERRED SERIES C COMMUNITY FINANCIAL SHARES, INC. Special Meeting of Stockholders [TBD], 2015, [TBD] This proxy is solicited by the Board of Directors The undersigned hereby appoints [TBD], and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to attend the Special Meeting of Stockholders (the "Special Meeting") of COMMUNITY FINANCIAL SHARES, INC. (the "Company") to be held at [TBD], local time, on [TBD], at [TBD], and at any postponement or adjournment thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M91987-TBD ! ! ! For Against Abstain VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Preliminary Copy COMMUNITY FINANCIAL SHARES, INC. ATTN: CHRISTOPHER P. BARTON 357 ROOSEVELT ROAD GLEN ELLYN, IL 60137 COMMUNITY FINANCIAL SHARES, INC. 1. A proposal to approve the agreement and plan of merger, dated as of March 2, 2015, among Wintrust Financial Corporation, Wintrust Merger Sub LLC and Community Financial Shares, Inc. and the transactions contemplated by the merger agreement, including the merger. Note: The approval of this Proposal 1 is conditioned upon the approval of Proposal 2 below, and the approval of similar proposals regarding the conversion of Community Financial Shares, Inc.'s Series C Convertible Noncumulative Perpetual Preferred Stock and Series E Convertible Noncumulative Perpetual Preferred Stock into shares of Community Financial Shares, Inc. common stock. 2. A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series D Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger. The Board of Directors recommends you vote FOR the following proposals: NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE. The Company's Board of Directors recommends that you vote "FOR" each of the proposals set forth above. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. These shares cannot be voted by the proxies unless you vote via the Internet or telephone, or sign, date and return this card. The proxies named above are authorized to vote in their discretion with respect to others matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting. When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted "FOR" each of the proposals set forth above. ! ! !

M91988-TBD PREFERRED SERIES D COMMUNITY FINANCIAL SHARES, INC. Special Meeting of Stockholders [TBD], 2015, [TBD] This proxy is solicited by the Board of Directors The undersigned hereby appoints [TBD], and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to attend the Special Meeting of Stockholders (the "Special Meeting") of COMMUNITY FINANCIAL SHARES, INC. (the "Company") to be held at [TBD], local time, on [TBD], at [TBD], and at any postponement or adjournment thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting. Continued and to be signed on reverse side

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M91989-TBD VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Preliminary Copy COMMUNITY FINANCIAL SHARES, INC. ATTN: CHRISTOPHER P. BARTON 357 ROOSEVELT ROAD GLEN ELLYN, IL 60137 ! ! ! For Against Abstain COMMUNITY FINANCIAL SHARES, INC. 1. A proposal to approve the agreement and plan of merger, dated as of March 2, 2015, among Wintrust Financial Corporation, Wintrust Merger Sub LLC and Community Financial Shares, Inc. and the transactions contemplated by the merger agreement, including the merger. Note: The approval of this Proposal 1 is conditioned upon the approval of Proposal 2 below, and the approval of similar proposals regarding the conversion of Community Financial Shares, Inc.'s Series C Convertible Noncumulative Perpetual Preferred Stock and Series D Convertible Noncumulative Perpetual Preferred Stock into shares of Community Financial Shares, Inc. common stock. 2. A proposal to approve amendments to the articles supplementary to the articles of incorporation of Community Financial Shares, Inc. providing for, among other amendments, the automatic conversion of each share of Series E Convertible Noncumulative Perpetual Preferred Stock into 100 shares of Community Financial Shares, Inc. common stock immediately prior to the effective time of the merger. The Board of Directors recommends you vote FOR the following proposals: NOTE: PLEASE DATE PROXY AND SIGN IT EXACTLY AS NAME OR NAMES APPEAR ON THIS CARD. ALL JOINT OWNERS OF SHARES SHOULD SIGN. STATE FULL TITLE WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. PLEASE PROMPTLY RETURN SIGNED PROXY IN THE ENCLOSED ENVELOPE. The Company's Board of Directors recommends that you vote "FOR" each of the proposals set forth above. You are encouraged to specify your choices by marking the appropriate box, but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendations. These shares cannot be voted by the proxies unless you vote via the Internet or telephone, or sign, date and return this card. The proxies named above are authorized to vote in their discretion with respect to others matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting. When this proxy is properly executed, the shares to which it relates will be voted in the manner directed herein. If no direction is made, the shares will be voted "FOR" each of the proposals set forth above. ! ! !

M91990-TBD PREFERRED SERIES E COMMUNITY FINANCIAL SHARES, INC. Special Meeting of Stockholders [TBD], 2015, [TBD] This proxy is solicited by the Board of Directors The undersigned hereby appoints [TBD], and each of them individually, as proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to attend the Special Meeting of Stockholders (the "Special Meeting") of COMMUNITY FINANCIAL SHARES, INC. (the "Company") to be held at [TBD], local time, on [TBD], at [TBD], and at any postponement or adjournment thereof to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The proxies named above are authorized to vote in their discretion with respect to other matters that properly come before the Special Meeting or any postponement or adjournment of the Special Meeting. The Company does not know of any such other matters to be presented at the Special Meeting. Continued and to be signed on reverse side